UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2006 (February 13, 2006)

Global Signal Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32168	65-0652634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 North Cattlemen Road, Suite 300, Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(941) 364-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 13, 2006, Global Signal Inc. issued a press release announcing the pricing of $1.55 billion of commercial mortgage pass-through certificates backed by three mortgage loans issued by three of its wholly-owned subsidiaries, Global Signal Acquisitions LLC, Global Signal Acquisitions II LLC and Pinnacle Towers LLC. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Exhibits

99.1	Press Release issued by Global Signal Inc. on February 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SIGNAL INC.

(Registrant)

/s/ Jeffrey A. Klopf

Jeffrey A. Klopf

Executive Vice President, General Counsel

and Secretary

Date: February 13, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by Global Signal Inc. on February 13, 2006.

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